Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
 Section 906 of the Sarbanes-Oxley Act of 2002

I, DALE A. THATCHER, the Executive Vice President and Chief Financial Officer of Selective Insurance Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Company on Form 10-K for the period ending December 31, 2010, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2011	By:	/s/ Dale A. Thatcher
Dale A. Thatcher
Executive Vice President and Chief Financial Officer